Exhibit 22
List of Subsidiary Guarantors
The following direct and indirect subsidiaries of Encompass Health Corporation guarantee each series of its senior unsecured notes.

A&B Home Health Solutions, LLC
Abba Home Health, L.P.
Advanced Homecare Holdings, Inc.
Advanced Homecare Management, Inc.
AHM Action Home Health, LP
AHM Texas GP, LLC
AHM Texas LP, Inc.
Apex Hospice LLC
Best Home Care LP
Camellia Home Health of Alabama, LLC
Camellia Home Health of East Tennessee, LLC
Camellia Home Health of the Gulf Coast, LLC
Camellia Hospice of Central Mississippi, LLC
Camellia Hospice of East Louisiana, LLC
Camellia Hospice of Louisiana, LLC
Camellia Hospice of North Mississippi, LLC
Camellia Hospice of Northeast Alabama LLC
Camellia Hospice of Northeast Mississippi, LLC
Camellia Hospice of South Alabama, LLC
Camellia Hospice of Southwest Mississippi, LLC
Camellia Hospice of the Gulf Coast, LLC
Camellia Medical Systems, Inc.
CareServices of the Treasure Coast, LLC
CareSouth Health System, Inc.
CareSouth HHA Holdings of Columbus, LLC
CareSouth HHA Holdings of Dothan, LLC
CareSouth HHA Holdings of Gainesville, LLC
CareSouth HHA Holdings of Greensboro, LLC
CareSouth HHA Holdings of Lexington, LLC
CareSouth HHA Holdings of North Florida, LLC
CareSouth HHA Holdings of Panama City, LLC
CareSouth HHA Holdings of Richmond, LLC
CareSouth HHA Holdings of South Carolina, LLC
CareSouth HHA Holdings of Tallahassee, LLC
CareSouth HHA Holdings of the Bay Area, LLC
CareSouth HHA Holdings of Valley, LLC
CareSouth HHA Holdings of Virginia, LLC
CareSouth HHA Holdings of Washington, LLC
CareSouth HHA Holdings of Western Carolina, LLC
CareSouth HHA Holdings of Winchester, LLC
CareSouth HHA Holdings, LLC
CareSouth Hospice, LLC
Continental Home Care, LLC
Continental Medical Systems, LLC

Continental Rehabilitation Hospital of Arizona, Inc.
CS Health & Wellness, LLC
Day-By-Day Staff Relief, LLC
DOSIK, INC.
DRC Health Systems, L.P.
EH Health Home Health of Alabama, LLC
EH Health Home Health of Birmingham, LLC
EH Health Home Health of Central Virginia, LLC
EH Health Home Health of Florida, LLC
EH Health Home Health of Kentucky, LLC
EH Health Home Health of New England, LLC
EH Health Home Health of Ohio, LLC
EH Health Home Health of the Northwest, LLC
EH Health Home Health of the Southwest, LLC
EH Health Hospice of Alabama, LLC
EH Health Hospice of Pennsylvania, LLC
EH Health Hospice of the Midwest, LLC
EH Health Hospice of the Northwest, LLC
EH Health Hospice of the Southwest, LLC
EH Health Ventures Boise, LLC
EH Health Ventures Bozeman, LLC
EH Health Ventures Salida, LLC
EH Home Health of Austin, LLC
EH Home Health of Colorado, LLC
EH Home Health of DFW, LLC
EH Home Health of East Texas, LLC
EH Home Health of New England, LLC
EH Home Health of the Mid Atlantic, LLC
EH Home Health of the Midwest, LLC
EH Home Health of the Southeast, LLC
EH Home Health of the West, LLC
EH Hospice of the West, LLC
EH of Fort Worth, LP
EH of West Texas, LP
EHHI Holdings, Inc.
Encompass Health Acquisition Holdings Subsidiary, LLC
Encompass Health Acquisition Holdings, LLC
Encompass Health Alabama Real Estate, LLC
Encompass Health Arizona Real Estate, LLC
Encompass Health Arkansas Real Estate, LLC
Encompass Health Boise Holdings, LLC
Encompass Health Bryan Holdings, LLC
Encompass Health C Corp Sub Holdings, Inc.
Encompass Health California Real Estate, LLC
Encompass Health Central Arkansas Holdings, Inc.
Encompass Health Charleston Holdings, LLC
Encompass Health Colorado Real Estate, LLC
Encompass Health Dayton Holdings, LLC
Encompass Health Deaconess Holdings, LLC

Encompass Health Fairlawn Holdings, LLC
Encompass Health GKBJH Holdings, LLC
Encompass Health Gulfport Holdings, LLC
Encompass Health Home Health Corporation
Encompass Health Illinois Real Estate, LLC
Encompass Health Iowa City Holdings, LLC
Encompass Health Iowa Real Estate, LLC
Encompass Health Johnson City Holdings, LLC
Encompass Health Joint Ventures Holdings, LLC
Encompass Health Jonesboro Holdings, Inc.
Encompass Health Kansas Real Estate, LLC
Encompass Health Kentucky Real Estate, LLC
Encompass Health Kingsport Holdings, LLC
Encompass Health Littleton Holdings, LLC
Encompass Health Louisiana Real Estate, LLC
Encompass Health Lubbock Holdings, LLC
Encompass Health Martin County Holdings, LLC
Encompass Health Maryland Real Estate, LLC
Encompass Health Massachusetts Real Estate, LLC
Encompass Health Midland Odessa Holdings, LLC
Encompass Health Myrtle Beach Holdings, LLC
Encompass Health Nevada Real Estate, LLC
Encompass Health New Mexico Real Estate, LLC
Encompass Health Ohio Real Estate, LLC
Encompass Health Owned Hospitals Holdings, LLC
Encompass Health Pennsylvania Real Estate, LLC
Encompass Health Properties, LLC
Encompass Health Real Estate, LLC
Encompass Health Rehabilitation Hospital of Abilene, LLC
Encompass Health Rehabilitation Hospital of Albuquerque, LLC
Encompass Health Rehabilitation Hospital of Altamonte Springs, LLC
Encompass Health Rehabilitation Hospital of Arlington, LLC
Encompass Health Rehabilitation Hospital of Austin, LLC
Encompass Health Rehabilitation Hospital of Bakersfield, LLC
Encompass Health Rehabilitation Hospital of Bluffton, LLC
Encompass Health Rehabilitation Hospital of Braintree, LLC
Encompass Health Rehabilitation Hospital of Cardinal Hill, LLC
Encompass Health Rehabilitation Hospital of Cincinnati, LLC
Encompass Health Rehabilitation Hospital of City View, Inc.
Encompass Health Rehabilitation Hospital of Colorado Springs, Inc.
Encompass Health Rehabilitation Hospital of Columbia, Inc.
Encompass Health Rehabilitation Hospital of Concord, Inc.
Encompass Health Rehabilitation Hospital of Cypress, LLC
Encompass Health Rehabilitation Hospital of Dallas, LLC
Encompass Health Rehabilitation Hospital of Desert Canyon, LLC
Encompass Health Rehabilitation Hospital of Dothan, Inc.
Encompass Health Rehabilitation Hospital of East Valley, LLC
Encompass Health Rehabilitation Hospital of Erie, LLC
Encompass Health Rehabilitation Hospital of Florence, Inc.

Encompass Health Rehabilitation Hospital of Fort Smith, LLC
Encompass Health Rehabilitation Hospital of Franklin, LLC
Encompass Health Rehabilitation Hospital of Fredericksburg, LLC
Encompass Health Rehabilitation Hospital of Gadsden, LLC
Encompass Health Rehabilitation Hospital of Greenville, LLC
Encompass Health Rehabilitation Hospital of Harmarville, LLC
Encompass Health Rehabilitation Hospital of Henderson, LLC
Encompass Health Rehabilitation Hospital of Humble, LLC
Encompass Health Rehabilitation Hospital of Katy, LLC
Encompass Health Rehabilitation Hospital of Lakeview, LLC
Encompass Health Rehabilitation Hospital of Largo, LLC
Encompass Health Rehabilitation Hospital of Las Vegas, LLC
Encompass Health Rehabilitation Hospital of Libertyville, LLC
Encompass Health Rehabilitation Hospital of Littleton, LLC
Encompass Health Rehabilitation Hospital of Manati, Inc.
Encompass Health Rehabilitation Hospital of Mechanicsburg, LLC
Encompass Health Rehabilitation Hospital of Miami, LLC
Encompass Health Rehabilitation Hospital of Middletown, LLC
Encompass Health Rehabilitation Hospital of Modesto, LLC
Encompass Health Rehabilitation Hospital of Montgomery, Inc.
Encompass Health Rehabilitation Hospital of Murrieta, LLC
Encompass Health Rehabilitation Hospital of New England, LLC
Encompass Health Rehabilitation Hospital of Nittany Valley, Inc.
Encompass Health Rehabilitation Hospital of North Tampa, LLC
Encompass Health Rehabilitation Hospital of Northern Kentucky, LLC
Encompass Health Rehabilitation Hospital of Northern Virginia, LLC
Encompass Health Rehabilitation Hospital of Northwest Tucson, L.P.
Encompass Health Rehabilitation Hospital of Ocala, LLC
Encompass Health Rehabilitation Hospital of Panama City, Inc.
Encompass Health Rehabilitation Hospital of Pearland, LLC
Encompass Health Rehabilitation Hospital of Pensacola, LLC
Encompass Health Rehabilitation Hospital of Petersburg, LLC
Encompass Health Rehabilitation Hospital of Plano, LLC
Encompass Health Rehabilitation Hospital of Reading, LLC
Encompass Health Rehabilitation Hospital of Richardson, LLC
Encompass Health Rehabilitation Hospital of Round Rock, LLC
Encompass Health Rehabilitation Hospital of San Antonio, Inc.
Encompass Health Rehabilitation Hospital of San Juan, Inc.
Encompass Health Rehabilitation Hospital of Sarasota, LLC
Encompass Health Rehabilitation Hospital of Scottsdale, LLC
Encompass Health Rehabilitation Hospital of Shelby County, LLC
Encompass Health Rehabilitation Hospital of Shreveport, LLC
Encompass Health Rehabilitation Hospital of Sioux Falls, LLC
Encompass Health Rehabilitation Hospital of Spring Hill, Inc.
Encompass Health Rehabilitation Hospital of St. Augustine, LLC
Encompass Health Rehabilitation Hospital of Sugar Land, LLC
Encompass Health Rehabilitation Hospital of Sunrise, LLC
Encompass Health Rehabilitation Hospital of Tallahassee, LLC
Encompass Health Rehabilitation Hospital of Texarkana, Inc.

Encompass Health Rehabilitation Hospital of the Mid-Cities, LLC
Encompass Health Rehabilitation Hospital of The Woodlands, Inc.
Encompass Health Rehabilitation Hospital of Toledo, LLC
Encompass Health Rehabilitation Hospital of Toms River, LLC
Encompass Health Rehabilitation Hospital of Treasure Coast, Inc.
Encompass Health Rehabilitation Hospital of Tustin, L.P.
Encompass Health Rehabilitation Hospital of Utah, LLC
Encompass Health Rehabilitation Hospital of Vineland, LLC
Encompass Health Rehabilitation Hospital of Waco, LLC
Encompass Health Rehabilitation Hospital of Western Massachusetts, LLC
Encompass Health Rehabilitation Hospital of York, LLC
Encompass Health Rehabilitation Hospital The Vintage, LLC
Encompass Health Rehabilitation Hospital Vision Park, LLC
Encompass Health Rehabilitation Institute of Tucson, LLC
Encompass Health San Angelo Holdings, LLC
Encompass Health Savannah Holdings, LLC
Encompass Health Sea Pines Holdings, LLC
Encompass Health Sewickley Holdings, LLC
Encompass Health South Carolina Real Estate, LLC
Encompass Health South Dakota Real Estate, LLC
Encompass Health Southern Illinois Holdings, LLC
Encompass Health Support Companies, LLC
Encompass Health Texas Real Estate, LLC
Encompass Health Tucson Holdings, LLC
Encompass Health Tulsa Holdings, LLC
Encompass Health Tyler Holdings, Inc.
Encompass Health Utah Real Estate, LLC
Encompass Health ValleyofTheSun Rehabilitation Hospital, LLC
Encompass Health Virginia Real Estate, LLC
Encompass Health Walton Rehabilitation Hospital, LLC
Encompass Health West Tennessee Holdings, LLC
Encompass Health West Virginia Real Estate, LLC
Encompass Health Westerville Holdings, LLC
Encompass Health Winston-Salem Holdings, LLC
Encompass Health Yuma Holdings, Inc.
Enhabit, Inc.
EXCELLA ASSOCIATES, L.L.C.
EXCELLA HEALTHCARE, INC.
EXCELLA HOME HEALTH AGENCY, LLC
EXCELLA HOMECARE, INC.
Guardian Home Care, Inc.
Hallmark Homecare, L.P.
HealthCare Innovations of Oklahoma, L.L.C.
HEALTHCARE INNOVATIONS OF WESTERN OKLAHOMA, LLC
HealthCare Innovations-Travertine Health Services, L.L.C.
HealthSouth Rehabilitation Hospital of Austin, Inc.
HealthSouth Rehabilitation Hospital of Forsyth County, LLC
HealthSouth Rehabilitation Hospital of Fort Worth, LLC
Home Health Care of Bogalusa, Inc.

Home Health Care Systems, Inc.
Hospice Care of Mississippi, LLC
Idaho Homecare Holdings, Inc.
Orion Homecare, LLC
Preferred Home Health, L.P.
Print Promotions Group, LLC
Rebound, LLC
Rehabilitation Hospital Corporation of America, LLC
Rehabilitation Hospital of North Alabama, LLC
Rehabilitation Hospital of Plano, LLC
Reliant Blocker Corp.
Saad Healthcare of St. Clair County LLC
Texas Senior Care, L.P.
TH of San Antonio LLC
WellCare, Inc.
Wellmark Healthcare Services of El Paso, Inc.
West Mississippi Home Health Services, Inc.
Western Neuro Care, Inc.